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                                                                 EXHIBIT 10.7


                                   FORM OF
                            FIRST AMENDMENT TO THE
                            CHIEF AUTO PARTS INC.
                          1994 EXECUTIVE OPTION PLAN

        This First Amendment is hereby adopted, made, and entered into by Chief Auto Parts Inc. (the "Company") in accordance with the terms and provisions of the Chief Auto Parts Inc. 1994 Executive Option Plan (the "Plan"). Capitalized terms used herein and not otherwise defined herein have the same meaning as used in the Plan.

        1. Section 3.2 of Exhibit A Option Terms and Conditions of the Plan and Section 2 of each outstanding Option Certificate are hereby amended to read in their entirety as follows:

        Vesting. Options shall fully vest and become exercisable on the date of the consummation of the Recapitalization (as defined in the registration statement on Form S-1 initially filed with the Securities and Exchange Commission on March 27, 1997).

        2. Except as expressly amended hereby, the Plan remains in full force and effect.

        IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed by a duly authorized officer this ____ day of ________, 1997.



                                                CHIEF AUTO PARTS INC.



                                                By:
                                                   --------------------------
                                                Its: President